3D SYSTEMS

STRATEGY AND SOLUTIONS TO
MAKE 3D PRODUCTION REAL

STACEY WITTEN

VICE PRESIDENT, INVESTOR RELATIONS, 3D SYSTEMS

FORWARD LOOKING STATEMENTS

This presentation contains certain statements that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as "believes," "beliefs," "may," "will," "should," expects," "intends," "plans," "anticipates," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below.

Forward-looking statements are based upon management's beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise.

Further, we encourage you to review "Risk Factors" in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly report on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov.

3D SYSTEMS

VYOMESH JOSHI

PRESIDENT AND CEO, 3D SYSTEMS

3D SYSTEMS

CUSTOMER




CUSTOMER
LOTUS
USE CASES

CUSTOMER SEGMENTATION


AEROSPACE & DEFENSE
AUTOMOTIVE
HEALTHCARE
MECHANICAL MANUFACTURING INDUSTRIAL
DURABLE GOODS
TEACHING & TRAINING
JEWELRY
ARCHITECTURE & DESIGN
PROTOTYPING
OFFICE & COMPUTER
SPORTS & FOOTWEAR
ARTS & ENTERTAINMENT
FORENSIC & LABS
OTHER


AEROSPACE & DEFENSE
AUTOMOTIVE
HEALTHCARE
DURABLE GOODS
TEACHING & TRAINING

	STRATEGIC DIRECTION	ORGANIZATION & PROCESSES	TECHNOLOGY ENABLEMENT
4 STRATEGIC APPLICATIONS ACROSS COMPANY	Embedded in company strategy C-level sponsorship	Embedded in relevant operational areas	Production locations Research centers
3 APPLICATION IN "CHAMPION" DEPARTMENTS	Clear direction of application	"Champion" departments First cross-functional teams	Own systems Established collaborations
2 EXPERIMENTING & TESTING	Invest, test and understand the technology	Test 3DP technology No structured process	Testing different technologies
1 NO EXPERIENCE	Leadership has no or low awareness	Evaluation and consideration	First considerations of form of application

*Ernst & Young's Global 3D Printing Report 2016, 3DP Maturity Model

MAKING 3D PRODUCTION REAL

- PRODUCTIVITY
- DURABILITY
- REPEATABILITY
- TCO

ANALOG TO DIGITAL PRINTING

DIGITAL MANUFACTURING WORKFLOW


DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE

3D SYSTEMS

HARDWARE


HARDWARE
CUSTOMER
HARDWARE

3D SYSTEMS

CUSTOMER

HARDWARE

CHUCK HULL

EXECUTIVE VICE PRESIDENT,
CHIEF TECHNOLOGY OFFICER, 3D SYSTEMS



3D SYSTEMS

CUSTOMER

HARDWARE

MATERIALS

CUSTOMER
MATERIALS
HARDWARE

3D SYSTEMS

JIM RUDER

SENIOR VICE PRESIDENT, GENERAL MANAGER,
PLASTICS, 3D SYSTEMS

3D SYSTEMS

CUSTOMER

MATERIALS

HARDWARE

SUPPORT SERVICES

SUPPORT SERVICES


CUSTOMER
SUPPORT SERVICES
MATERIALS
HARDWARE

SOFTWARE


DIGITIZE
Geomagic for SOLIDWORKS
Geomagic Design X
Geomagic Wrap
DESIGN
Geomagic Sculpt
Geomagic Freeform
Geomagic Freeform Plus
Geomagic Design
SIMULATE
Cimatron
GibbsCAM
MANUFACTURE
Cimatron
GibbsCAM
3D Sprint
3DXpert
INSPECT
Geomagic Control X
MANAGE
Geomagic Control X
CUSTOMER

JIM HEPPELMANN

PRESIDENT AND CHIEF EXECUTIVE OFFICER, PTC

3D SYSTEMS

ptc


THINGS ARE CHANGING...
ptc
Product
Smart Product
Smart, Connected Product
Product System
System Of Systems


ptc
PHYSICAL PRODUCT
Industry 4.0
IOT & Analytics
Virtual Reality
3D Printing
Augmented Reality
CAD/PLM
DIGITAL TWIN
Simulation

VISUAL EXAMPLE OF PHYSICAL & DIGITAL CONVERGENCE




DESIGN FOR ADDITIVE MANUFACTURING
ptc
3D Printing Process
Optimize & 3D Print
PTC CREO
3D MODEL
OPTIMIZATION SOFTWARE
OPTIMIZED SHAPE
3D PRINT CHECK
3D PRINT
Rebuild, Validate & 3D Print
RELEASE & 3D PRINT
3D PRINT CHECK
SIMULATE
REBUILT GEOMETRY
PTC CREO
OPTIMIZED SHAPE

DESIGN FOR ADDITIVE MFG

ptc

3D Printing Process


DESIGN
OPTIMIZE
VALIDATE
3DP CHECK
ptc
3D SYSTEMS


Original Mass:
Current Mass:
Reduction: 0.00 %

ptc

STRATEGIC PARTNERSHIPS



STRATEGIC PARTNERSHIPS

ON DEMAND
SOLUTIONS

ON DEMAND SOLUTIONS


DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE
ON RAMP

3D SYSTEMS



KARL MEYER

VICE PRESIDENT, ENTERTAINMENT, 3D SYSTEMS




ON DEMAND SOLUTIONS
DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE
ON RAMP
OFF RAMP

APPLICATION ENGINEERING

PATRICK DUNNE

VICE PRESIDENT, ADVANCED APPLICATION DEVELOPMENT,
3D SYSTEMS

APPLICATION ENGINEERING



INDUSTRIAL APPLICATIONS





WAVE 1

- RAPID PROTOTYPING



WAVE 2

- INDIRECT MANUFACTURING



WAVE 3

- CUSTOM MANUFACTURING



WAVE 4

- COMPLEX MANUFACTURING



WAVE 5

- 3D PRODUCTION


UNDERSTAND CUSTOMER NEEDS
TOOL SELECTION
BENCHMARKING
DESIGN WORKFLOW
IMPLEMENT WORKFLOW
SCALE WORKFLOW
INDUSTRIAL APPLICATION DEVELOPMENT



CUSTOMER INNOVATION CENTERS


CUSTOMER INNOVATION CENTERS
Denver, Colorado
Rock Hill, South Carolina
San Diego, California
Leuven, Belgium


CHANNEL PARTNERS

CHANNEL PARTNERS



JAMIE HANSON

CHIEF OPERATING OFFICER, METHODS 3D


Methods3D
ADDITIVE MANUFACTURING
3D SYSTEMS
Figure 4


CHANNEL PARTNERS
APPLICATION ENGINEERS
ON DEMAND SOLUTIONS
STRATEGIC PARTNERSHIPS
SOFTWARE
SUPPORT SERVICES
CUSTOMER
MATERIALS
HARDWARE
CUSTOMER INNOVATION CENTERS


CHANNEL PARTNERS
APPLICATION ENGINEERING
ON DEMAND SOLUTIONS
STRATEGIC PARTNERSHIPS
SOFTWARE
SUPPORT SERVICES
CUSTOMER
MATERIALS
HARDWARE
CUSTOMER INNOVATION CENTERS
ECOSYSTEM ENABLES WORKFLOW
DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE

KATIE WEIMER

VICE PRESIDENT, MEDICAL DEVICES, HEALTHCARE,
3D SYSTEMS


HEALTHCARE
DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE



*NYU Langone Medical Center



3D SYSTEMS

ERIC MAJOR

PRESIDENT & CHIEF EXECUTIVE OFFICER, K2M

K2M



FIRST

Leading spine company to offer a 3D-printed implant

MOST COMPREHENSIVE

Portfolio of FDA-cleared 3D-printed titanium interbodies

ONLY

Spine company in the US to offer both a 3D-printed titanium interbody and an allograft solution





3D SYSTEMS

KEVIN McALEA

EXECUTIVE VICE PRESIDENT, GENERAL MANAGER,
METALS & HEALTHCARE, 3D SYSTEMS


METALS SOLUTIONS

HAVELLS SYLVANIA

VALUE DRIVERS

- 20:1 PCR (PART COUNT REDUCTION)
- 50% LESS THERMAL MASS
- 3X EXTENSION OF MEAN TIME BETWEEN FAILURE
- 20% MORE EXPENSIVE
- 60% MORE AFFORDABLE WHEN DURATION OF SERVICE IS TAKEN INTO ACCOUNT



METALS SOLUTIONS



DR. ROB CARTER

CHIEF, MATERIALS MANUFACTURING TECHNOLOGY BRANCH
U.S. ARMY RESEARCH LABORATORY

U.S.ARMY

ARL

METALS SOLUTIONS



ROY STERENTHAL

VICE PRESIDENT, ENGINEERING, SOFTWARE, 3D SYSTEMS

Xp 3DXpert™

3DXPERT VIDEO

3D SYSTEMS



EXECUTION

ORGANIZATION



Kevin McAlea
EVP, General Manager,
Metals & Healthcare



Jim Ruder
SVP, General Manager,
Plastics



Chuck Hull
EVP,
Chief Technology Officer



Ilan Erez
SVP, General Manager
Software



Phil Schultz
SVP, General Manager,
On Demand Solutions



Chris Morgan
SVP, General Manager
AMER & APAC



Herbert Koeck
SVP, General Manager
EMEA



Vyomesh Joshi (VJ)
President &
Chief Executive Officer



John McMullen
EVP,
Chief Financial Officer



Reinhard Winkler
SVP,
Supply Chain



Doug Vaughan
SVP, Marketing and Demand
Generation



Hugh Evans
VP, Corporate Development
and Ventures



Andy Johnson
EVP, Chief Legal Officer
& Secretary



Amy Decker
SVP,
Human Resources



David Styka
SVP,
Transformation PMO

JOHN McMULLEN

EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, 3D SYSTEMS

REINHARD WINKLER

SENIOR VICE PRESIDENT, SUPPLY CHAIN, 3D SYSTEMS

CHRIS MORGAN

SVP, GENERAL MANAGER, AMER & APAC, 3D SYSTEMS

OPERATIONAL FRAMEWORK


GROWTH
PROCESS
OPERATIONAL EXCELLENCE
CAPITAL


CHANNEL PARTNERS
APPLICATION ENGINEERING
ON DEMAND SOLUTIONS
STRATEGIC PARTNERSHIPS
SOFTWARE
SUPPORT SERVICES
CUSTOMER
MATERIALS
HARDWARE
CUSTOMER INNOVATION CENTERS
MAKING 3D PRODUCTION REAL
DIGITIZE
DESIGN
SIMULATE
MANUFACTURE
INSPECT
MANAGE

ADDITIVE MANUFACTURING PAVILION - NORTH BUILDING N68
CAD/CAM PAVILION - EAST BUILDING E3310
METAL CUTTING PAVILION - SOUTH BUILDING S9119 (METHODS MACHINE TOOLS)


3D SYSTEMS
MANUFACTURING INNOVATION
3D SYSTEMS
MANUFACTURING INNOVATION


MANUFACTURING INNOVATION | Professional Quality and Full Color Printing - MJP and CJP

3D SYSTEMS

STRATEGY AND SOLUTIONS TO
MAKE 3D PRODUCTION REAL

3D SYSTEMS

STRATEGY AND SOLUTIONS TO
MAKE 3D PRODUCTION REAL